UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

Cullen/Frost Bankers, Inc.

(Exact Name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation)	(Commission File-Number)	(IRS Employer Identification No.)

111 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On November 19, 2020, Cullen/Frost Bankers, Inc. (the “Company”) issued 150,000 shares of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 and liquidation preference $1,000 per share (“Series B Preferred Stock”). Under the terms of the Series B Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any securities of the Company that rank junior to the Series B Preferred Stock is subject to certain restrictions in the event that the Company does not declare and pay dividends on the Series B Preferred Stock for the most recent dividend period. The terms of the Series B Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations, filed with the Office of the Secretary of State of the State of Texas on November 18, 2020 (the “Certificate of Designations”), a copy of which is filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed on November 19, 2020 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The Certificate of Designations establishes the preferences, limitations and relative rights of the Series B Preferred Stock. The Certificate of Designations became effective upon filing, and a copy of the Certificate of Designations is filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed on November 19, 2020 and is incorporated herein by reference.

Item 8.01.	Other Events

On November 12, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed therein, relating to the public offering of 6,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Series B Preferred Stock. A copy of the Underwriting Agreement is being filed as Exhibit 1.1 hereto and is incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing the Underwriting Agreement as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-244971) (the “Registration Statement”) and such exhibit is incorporated herein by reference to the Registration Statement.

The Deposit Agreement, dated as of November 19, 2020 (the “Deposit Agreement”), by and among the Company, Computershare Inc., as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares is attached as Exhibit 4.1 to this Current Report on Form 8-K. The form of depositary receipt representing the Depositary Shares is included as Exhibit A to the Deposit Agreement.

A copy of the opinion of James L. Waters, Group Executive Vice President, General Counsel and Corporate Secretary of the Company, is attached as Exhibit 5.1 to this Current Report on Form 8-K. A copy of the opinion of Sullivan & Cromwell LLP, counsel to the Company, is attached as Exhibit 5.2 to this Current Report on Form 8-K. Exhibits 3.1, 5.1, 5.2, 23.1 and 23.2 to this Current Report on Form 8-K are incorporated herein by reference to the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 12, 2020, by and among Cullen/Frost Bankers, Inc., Morgan Stanley & Co. LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, as representatives of the several underwriters listed therein.

3.1	Certificate of Designations of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B (filed as Exhibit 3.3 to the Company’s Form 8-A filed on November 19, 2020 and incorporated by reference herein).

4.1	Deposit Agreement, dated November 19, 2020, among Cullen/Frost Bankers, Inc., Computershare Inc., as Depositary, and the Holders from time to time of the Depositary Receipts described therein.

4.2	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 hereto).

5.1	Opinion of James L. Waters.

5.2	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of James L. Waters (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

Date: November 19, 2020	By:	/s/ Jerry Salinas
	Name:	Jerry Salinas
	Title:	Group Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated November 12, 2020, by and among Cullen/Frost Bankers, Inc., Morgan Stanley & Co. LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, as representatives of the several underwriters listed therein.	Filed herewith.

3.1	Certificate of Designations of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B (filed as Exhibit 3.3 to the Company’s Form 8-A filed on November 19, 2020 and incorporated by reference herein).	Filed as Exhibit 3.3 to the Company’s Form 8-A filed on November 19, 2020 and incorporated by reference herein.

4.1	Deposit Agreement, dated November 19, 2020, among Cullen/Frost Bankers, Inc., Computershare Inc., as Depositary, and the Holders from time to time of the Depositary Receipts described therein.	Filed herewith.

4.2	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 hereto).	Filed herewith.

5.1	Opinion of James L. Waters.	Filed herewith.

5.2	Opinion of Sullivan & Cromwell LLP.	Filed herewith.

23.1	Consent of James L. Waters (included in Exhibit 5.1).	Filed herewith.

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).	Filed herewith.